UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 17, 2026

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)
(
973
)
455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

0% Exchangeable Senior Notes due 2032

On September 17, 2026, PBF Holding Company LLC (“PBF Holding”), a subsidiary of PBF Energy Company LLC (“PBF LLC”), in turn a subsidiary of PBF Energy Inc. (“PBF Energy”) entered into an Indenture (the “Indenture”) among PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (together with PBF Holding, the “Issuers”), PBF Energy, the Guarantors named on the signature pages thereto, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), under which the Issuers issued $550.0 million in aggregate principal amount of 0% Exchangeable Senior Notes due 2032 (the “Notes”), which includes $50,000,000 aggregate principal amount of Notes issued pursuant to the full exercise by the initial purchasers (the “Initial Purchasers”) of their option granted under the purchase agreement relating thereto. The Initial Purchasers in the offering purchased the Notes pursuant to a private placement transaction conducted under Rule 144A. The Issuers received net proceeds of approximately $533.6 million from the offering after deducting the initial purchasers’ discount and estimated offering expenses. The Company intends to use the net proceeds to fund (i) the costs of entering into the capped call transactions described below, (ii) the redemption in full of the Issuers’ outstanding 7.875% senior unsecured notes due 2030 (the “2030 7.875% Senior Notes”), and for general corporate purposes.

Initially, the Notes are guaranteed by PBF Services Company LLC, PBF Investments LLC, Delaware City Refining Company LLC, PBF Power Marketing LLC, Paulsboro Refining Company LLC, Toledo Refining Company LLC, PBF International Inc., Chalmette Refining, L.L.C., Torrance Refining Company LLC, PBF Energy Western Region LLC and Martinez Refining Company LLC (each, a “Guarantor”), which also guarantee the Issuers’ outstanding 7.875% Senior Notes (to the extent that such 2030 7.875% Senior Notes remain outstanding following their intended redemption) 2030 Notes Redemption, the 9.875% senior unsecured notes due 2030 and the 7.250% senior unsecured notes due 2034 (collectively, the “existing senior notes”). Following the issue date, the Notes will be guaranteed by each of the Issuers’ subsidiaries that guarantees the Issuers’ existing senior notes or other capital markets indebtedness. PBF Energy and its subsidiaries (other than the Issuers and certain of their respective subsidiaries) will not guarantee or be obligors under the Notes.

The Notes and the guarantees will be senior unsecured obligations of the Issuers and the guarantors, and will rank equal in right of payment with all of the Issuers’ and the guarantors’ existing and future senior indebtedness, including the Issuers’ asset-based revolving credit facility (as amended, supplemented or restated from time to time, the “Revolving Credit Facility”) and the Issuers’ existing senior notes. The Notes and the guarantees will rank senior in right of payment to the Issuers’ and the guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The Notes and the guarantees will be effectively subordinated to any of the Issuers’ and the guarantors’ existing or future secured indebtedness (including the Revolving Credit Facility) to the extent of the value of the collateral securing such indebtedness. The Notes and the guarantees will be structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ non-guarantor subsidiaries.

The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. The Issuers will pay special interest, if any, (i) at their election, as the sole remedy relating to the failure to comply with certain SEC reporting obligations and (ii) in the event of PBF Energy’s failure to satisfy certain of its obligations under the Registration Rights Agreement (as defined below), at a rate per annum not exceeding 0.50%. The Notes will mature on January 15, 2032, unless earlier exchanged, repurchased or redeemed.

Holders may exchange all or a portion of their Notes at their option at any time prior to the close of business on the business day immediately preceding October 15, 2031, only under the following circumstances: (1) for any fiscal quarter commencing after the fiscal quarter ending on September 30, 2026, if the last reported sale price of Class A common stock, par value $0.001 per share (“Common Stock”) of PBF Energy for at least 5 trading days (whether or not consecutive) during the first 20 trading days of such fiscal quarter exceeds 150% of the exchange price on each applicable trading day, then a holder of Notes may surrender all or any portion of its Notes for exchange at any time at its option during the 30 trading day period beginning on, and including, the 21st trading day of such quarter; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined herein) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per share of Common Stock and the exchange rate on each such trading day; (3) if the Issuers call the Notes for redemption, but only with respect to the Notes called for redemption; or (4) upon the occurrence of specified corporate events as set forth in the Indenture. On or after October 15, 2031, holders may exchange all or a portion of their Notes at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date. Upon exchange of the Notes, the Issuers will pay cash up to the aggregate principal amount of the Notes to be exchanged and pay or deliver, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Issuers’ election, in respect of the remainder, if any, of the Issuers’ exchange obligations in excess of the aggregate principal amount of Notes being exchanged, as described in the Indenture.

The exchange rate will initially be 10.3306 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $96.80 per share of Common Stock). The exchange rate will be subject to adjustment upon the occurrence of certain events. In addition, following certain corporate events that occur prior to the maturity date or the Issuers’ delivery of a notice of redemption, the Issuers will increase, in certain circumstances, the exchange rate for a holder who elects to exchange its Notes in connection with such a corporate event or a notice of redemption, as the case may be. The issuers may not redeem the Notes prior to January 20, 2030, except in the event of a cleanup redemption as described below. On or after January 20, 2030, and prior to the 31st scheduled trading day immediately preceding the maturity date, the Notes will be redeemable in whole or in part (subject to the partial redemption limitation, as set forth in the Indenture), at the Issuers’ option, upon the Issuers’ giving of a notice of redemption, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any, to, but not including, the redemption date, if the last reported sale price per share of Common Stock has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Issuers provide notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Issuers provide notice of redemption, as set forth in the Indenture. The issuers may also redeem the Notes, in whole but not in part, at any time prior to the 31st scheduled trading day immediately preceding the maturity date, if the aggregate principal amount of Notes that remains outstanding at such time is less than 10% of the aggregate principal amount of Notes initially issued under the indenture (including any Notes issued pursuant to the exercise of the initial purchasers’ option), as set forth in the Indenture (a “cleanup redemption”). In the case of any redemption, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any, to, but excluding, the redemption date. No sinking fund is provided for the Notes.

If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, holders may require the Issuers to repurchase for cash all or part of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest to, but not including, the fundamental change repurchase date. The definition of Fundamental Change includes certain business combination transactions involving the Issuers or the Company and certain de-listing events with respect to the Common Stock.

The Indenture contains customary terms, events of default and covenants for an issuer of non-investment grade convertible or exchangeable debt securities.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Indenture and the form of Notes, which are filed as Exhibits 4.1 and 4.2 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, on September 17, 2026, the Issuers and PBF Energy also entered into a registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers under which PBF Energy agreed for the benefit of the holders of the Notes and the shares of Common Stock, if any, issuable or deliverable upon exchange of the Notes that it will, at its cost:

•

file a shelf registration statement (which shall be an automatic shelf registration statement if PBF Energy is then a well-known seasoned issuer (“WKSI”)) or a resale prospectus supplement to an effective shelf registration statement with the SEC, covering resales of the shares of Common Stock, if any, issuable or deliverable upon exchange of the Notes, on or prior to December 31, 2026, and, if PBF Energy is not a WKSI, use commercially reasonable efforts to cause such shelf registration statement to become effective after filing, but in no event later than 90 days after the earlier of the date of the registration statement is filed with the SEC and the filing deadline; and

•

use commercially reasonable efforts to keep the shelf registration statement or resale prospectus effective and in compliance with the provisions of the Securities Act until the earlier to occur of (1) the 30th trading day immediately following the maturity date (subject to extension for any suspension of the effectiveness of the registration during such 30-trading day period immediately following the maturity date) and (2) the date on which there are no longer outstanding any Notes or shares of Common Stock issued upon exchange thereof that would be “restricted” securities (within the meaning of Rule 144 under the Securities Act).

If the Issuers do not fulfill certain of their obligations under the Registration Rights Agreement with respect to the Notes, the Issuers will be required to pay special interest to holders of the Notes, at a rate of 0.25% per annum to and including the 90th day following such registration default, and 0.50% per annum thereafter.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Capped Call Transactions

In connection with the pricing of the Notes and the exercise by the initial purchasers of their option to purchase additional Notes, the Issuers and PBF Energy have entered into privately negotiated capped call transactions with certain of the initial purchasers of the Notes or their respective affiliates or certain other financial institutions (the “option counterparties”). The capped call transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Common Stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to the Common Stock upon any exchange of Notes and/or offset any cash payments the Issuers are required to make in excess of the principal amount of exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap.

The cap price of the capped call transactions is initially $123.20 per share, which represents a premium of 75% over the last reported sale price of Common Stock of $70.40 per share on September 14, 2026, and is subject to certain adjustments under the terms of the capped call transactions.

The Issuers have been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Common Stock and/or purchase shares of the Common Stock or other securities of PBF Energy in secondary market transactions concurrently with, or shortly after, the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Common Stock or the Notes at that time. In addition, the Issuers and PBF Energy expect that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Stock and/or purchasing or selling the Common Stock or other securities of PBF Energy or the Issuers in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during any observation period related to an exchange of Notes, following any redemption of Notes by the Issuers or following any repurchase of Notes by the Issuers in connection with any fundamental change and (y) following any repurchase of the Notes by the Issuers other than in connection with any such redemption or any fundamental change if the Issuers elect to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the Common Stock or the Notes, which could affect the ability of holders to exchange the Notes, and, to the extent the activity occurs during any observation period related to an exchange of Notes, it could affect the number of shares of the Common Stock, if any, and value of the consideration that holders will receive upon exchange of the Notes.

The capped call transactions are separate transactions (in each case entered into with a separate option counterparty), are not part of the terms of the Notes and will not change the holders’ rights under the Notes. Noteholders will not have any rights with respect to the capped call transactions.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the form of capped call confirmation relating to the capped call transactions, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of Common Stock that may be issued upon exchange of the Notes will be issued in reliance upon Section 4(a)(2) of the Securities Act. A maximum of 7,812,475 shares of Common Stock may be issued upon exchange of the Notes, based on the initial maximum exchange rate of 14.2045 shares of Common Stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated as of September 17, 2026, among the Issuers, PBF Energy and the Trustee

4.2	Form of 0% Exchangeable Senior Note due 2032 (included in Exhibit 4.1)

10.1	Registration Rights Agreement dated September 17, 2026, among the Issuers, PBF Energy and the Representative named therein

10.2	Form of Capped Call Transaction Confirmation

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2026	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	September 17, 2026	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary